[GRAPHIC OMITTED]
    MAAX

CORPORATE
                                                                   Press Release
                                                           For immediate release


                   MAAX announces its Q4-06 and FY-06 Results

Montreal, Quebec, May 30, 2006 - MAAX Holdings, Inc. announced today its earnings for the fourth quarter and fiscal year ended February 28, 2006.

The following presents a comparison of MAAX Holdings, Inc.'s results of operations for the quarterly and annual periods ended February 28, 2006 against the pro forma results for the same periods ended February 28, 2005, assuming that the transactions which occurred on June 4, 2004 and December 10, 2004 occurred as of March 1, 2004.

Net sales for the fourth quarter ended February 28, 2006 increased 3.0% to $115.9 million from net sales of $112.5 million for the fourth quarter ended February 28, 2005. Net Sales benefited from the positive impact of previous price increases and the stronger Canadian dollar. Operating losses increased from $4.8 million for the quarter ended February 28, 2005 to $7.9 million for the quarter ended February 28, 2006, including a non cash impairment charge of $3.6 million incurred in our Cabinetry Sector during the fourth quarter of 2006.

Net sales for the fiscal year ended February 28, 2006 increased 2.0% to $522.8 million from net sales of $512.5 million for the fiscal year ended February 28, 2005. Operating income for the same period decreased $14.8 million, from $27.4 million for the fiscal year ended February 28, 2005 to $12.6 million for the fiscal year ended February 28, 2006.

Lower consolidated operating income resulted primarily from the significant increase in the cost of certain raw materials and higher freight costs incurred during the last fiscal year, which more than offset the positive impact of previous price increases and cost savings initiatives implemented during the second half of the year.

Financial position
Free cash flow (cash flow related to operating activities minus capital spending net of asset disposal) for the fourth quarter of fiscal year 2006 and for the twelve months ended February 28, 2006 were ($3.9) million and $33.3 million, respectively. This is a significant improvement over the previous year and results primarily from a reduction of our investment in working capital year over year and the collection of income tax receivables. Total debt amounted to $456.9 million as of February 28, 2006 compared to $473.3 million as of February 28, 2005, a $16.4 million reduction.

Unusual Items and Measures Not Consistent with GAAP
To facilitate an understanding of the fourth quarter results, several supplemental tables are attached to this news release. The operating results of MAAX account for unusual items affecting the comparability of its results. To measure its performance and that of its business sectors from one period to the next, without the variations caused by special or unusual items, management uses certain measures not consistent with U.S. GAAP, such as adjusted EBITDA and free cash flow. These measures have no standardized meaning as prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Accordingly, they should not be considered in isolation.

Conference Call
A conference call will be held exclusively for MAAX's note holders and term lenders at 10:00 a.m. Eastern time on Wednesday, May 31, 2006 to review and discuss the results for the fourth quarter and fiscal year of 2006.

About MAAX
MAAX is a leading North American manufacturer of award-winning bathroom products, kitchen cabinets and spas for the residential housing market. The corporation is committed to offering its customers an enjoyable experience: distinctive, stylish and innovative products and the best customer service practices in the industry. MAAX offerings are available through plumbing wholesalers, bath, kitchen and spa specialty boutiques and home improvement centers. The corporation currently employs more than 3,250 people in 26 manufacturing facilities and independent distribution centers throughout North America and Europe. MAAX Corporation is a wholly owned subsidiary of Beauceland Corporation, itself a wholly owned subsidiary of MAAX Holdings, Inc. Visit us at www.maax.com.

Forward Looking Statements
This press release may contain implicit or explicit forecasts and forward-looking statements within the meaning of the U.S. federal securities laws about MAAX's objectives, strategies, financial position, operating results and business. These statements are forward-looking in that they are based on management's expectations for the markets in which the corporation does business as well as on various estimates and assumptions. These expectations seemed reasonable at of the date of this press release on May 30, 2006. However, actual results could differ materially from these expectations if known or unknown risks affect results or if management's estimates or assumptions prove inaccurate. Accordingly, management cannot guarantee the realization of the forward-looking statements.

Source: MAAX Corporation
Contacts:

Andre Heroux
President and Chief Executive Officer
(514) 844-4155 ext. 222

Denis Aubin
Executive Vice-President and Chief Financial Officer
(514) 844-4155 ext. 231


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Balance Sheets
(In thousands of US dollars)

=======================================================================================
                                                            February 28,    February 28
                                                               2005            2006
---------------------------------------------------------------------------------------
                                                               Audited        Audited
Assets

Current assets:
     Cash and cash equivalents                             $      5,522    $         --
     Accounts receivable, less allowance for doubtful
       accounts of $1,602; $1,467                                57,936          57,061
     Income taxes receivable                                     11,662           2,506
     Inventories                                                 44,587          44,389
     Assets held for sale                                         1,545           1,296
     Prepaid expenses                                             4,321           4,736
     Deferred income taxes                                        3,588           4,646
     ----------------------------------------------------------------------------------
     Total current assets                                       129,161         114,634

Property, plant and equipment                                    91,980          85,676
Intangible assets                                               138,006         134,489
Goodwill                                                        214,000         231,147
Derivative financial instruments                                 10,619               4
Other assets                                                     18,687          18,572
Deferred income taxes                                            10,890          11,109

---------------------------------------------------------------------------------------
Total assets                                               $    613,343    $    595,631
=======================================================================================

Liabilities and Shareholders' Equity

Current liabilities:
     Bank overdraft                                                  --             173
     Accounts payable and accrued liabilities              $     53,418    $     63,733
     Deferred income taxes                                        1,607              --
     Current portion of long-term debt                            6,286           7,292
     ----------------------------------------------------------------------------------
     Total current liabilities                                   61,311          71,198

Long-term debt                                                  467,018         449,641
Deferred income taxes                                            56,994          58,524
---------------------------------------------------------------------------------------
Total liabilities                                               585,323         579,363

Shareholders' equity
     Capital Stock                                               47,567          47,670
     Additional paid-in capital                                   3,421           3,318
     Retained earnings (deficit)                                (20,769)        (49,003)
     Accumulated other comprehensive income (loss),
       net of income taxes of  $1,153; $508                      (2,199)         14,283
     ----------------------------------------------------------------------------------
     Total shareholders' equity                                  28,020          16,268

---------------------------------------------------------------------------------------
Total liabilities and shareholders' equity                 $    613,343    $    595,631
=======================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Income
(In thousands of US dollars)

===========================================================================================================================
                                                                                                                 The
                                              Predecessor               The              Combined             Company
                                                Company              Company           Twelve-month         Twelve-month
                                             March 1, 2004        June 4, 2004 to      period ended         period ended
                                            to June 3, 2004      February 28, 2005   February 28, 2005    February 28, 2006
---------------------------------------------------------------------------------------------------------------------------
                                                Audited               Audited              Audited             Audited

Net sales                                   $      142,067        $      370,456       $      512,523        $      522,752

Operating costs and expenses
     Cost of goods sold                             97,607               267,027              364,634               385,720
     Selling, general and
       administrative expenses                      35,784                66,574              102,358                99,667
     Depreciation and amortization                   3,987                14,100               18,087                21,152
     Impairment charge                                  --                    --                   --                 3,505
     Goodwill impairment                                --                    --                   --                   134
     ----------------------------------------------------------------------------------------------------------------------
                                                   137,378               347,701              485,079               510,178

Operating income                                     4,689                22,755               27,444                12,574

     Interest expense                                1,321                23,409               24,730                42,712
     ----------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                    3,368                  (654)               2,714               (30,138)

Income taxes
     Current                                         3,922                   925                4,847                  (431)
     Deferred                                       (2,350)                  234               (2,116)               (1,540)
     ----------------------------------------------------------------------------------------------------------------------
                                                     1,572                 1,159                2,731                (1,971)

Net income (loss)                           $        1,796        $       (1,813)      $          (17)       $      (28,167)
===========================================================================================================================




MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Income
(In thousands of US dollars)

=======================================================================================
                                                  Three-month           Three-month
                                                  period ended          period ended
                                               February 28, 2005      February 28, 2006
---------------------------------------------------------------------------------------
                                                    Unaudited             Unaudited
Net sales                                        $        112,468      $        115,885

Operating costs and expenses
     Cost of goods sold                                    80,886                90,472
     Selling, general and
       administrative expenses                             31,451                24,026
     Depreciation and amortization                          4,891                 5,693
     Impairment charge                                         --                 3,505
     Goodwill impairment                                       --                   134
     ----------------------------------------------------------------------------------
                                                          117,228               123,830

Operating loss                                             (4,760)               (7,945)

     Interest expense                                       9,536                10,959
     ----------------------------------------------------------------------------------

Loss before income taxes                                  (14,296)              (18,904)

Income taxes
     Current                                               (1,953)                 (809)
     Deferred                                               2,718                (3,797)
     ----------------------------------------------------------------------------------
                                                              765                (4,606)

Net loss                                         $        (15,061)     $        (14,298)
=======================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Consolidated Statements of Cash Flows
(In thousands of US dollars)

==================================================================================================================================
                                                                                                                       The
                                                          Predecessor           The              Combined            Company
                                                            Company           Company          Twelve-month        Twelve-month
                                                         March 1, 2004     June 4, 2004 to     period ended        period ended
                                                       to June 3, 2004    February 28, 2005  February 28, 2005   February 28, 2006
----------------------------------------------------------------------------------------------------------------------------------
                                                            Audited             Audited              Audited          Audited
Cash flows related to operating activities:
     Net income (loss)                                  $        1,796      $       (1,813)     $          (17)     $      (28,167)
     Items not affecting cash:
        Depreciation and amortization                            3,987              14,100              18,087              21,152
        Amortization of financial expenses                         121               1,573               1,694               2,452
        Accreted interest on Senior
          Discount Notes                                            --               2,750               2,750              13,068
        Impairment of goodwill and long-lived
          assets                                                    --                  --                  --               3,639
        Change in fair value of derivative
          financial instrument                                   2,679                (768)              1,911              10,908
        Gain on disposal of property, plant and
          equipment                                                 --                  --                  --                (203)
        Stock-based compensation                                 2,714               1,481               4,195                 144
        Deferred income taxes                                   (2,350)                234              (2,116)             (1,540)
     Net change in non-cash balances related
       to operations
        Accounts receivable                                    (15,190)             22,330               7,140               2,818
        Income tax receivable                                   (3,686)             (8,971)            (12,657)              9,551
        Inventories                                             (2,049)              7,454               5,405               2,134
        Prepaid expenses                                           308              (1,216)               (908)               (270)
        Assets held for sale                                        --                 664                 664                  --
        Accounts payable                                         6,778              (8,665)             (1,887)              9,054
     -----------------------------------------------------------------------------------------------------------------------------
                                                                (4,892)             29,153              24,261              44,740

Cash flows related to financing activities:
     Increase (decrease) in bank overdraft                      54,844             (56,916)             (2,072)                 --
     Proceeds from issuance of long-term debt                   34,000             483,282             517,282                 324
     Repayment of long-term debt                               (81,963)            (31,685)           (113,648)            (37,364)
     Proceeds from issuance of shares                               33             133,689             133,722                 195
     Redemption of common shares
       and stock options                                            --            (105,078)           (105,078)               (406)
     Decrease in notes receivable related to the
        exercise of stocks options                                  --              11,772              11,772                  --
     Debt issuance cost                                             --             (16,396)            (16,396)               (846)
     Dividends paid                                             (1,266)                 --              (1,266)                 --
     -----------------------------------------------------------------------------------------------------------------------------
                                                                 5,648             418,668             424,316             (38,097)

Cash flows related to investing activities:
     Business acquisition                                       (3,762)           (435,794)           (439,556)                 --
     Additions to property, plant and equipment                 (1,563)             (4,284)             (5,847)             (6,708)
     Additions to intangible assets                                 --                  --                  --              (1,994)
     Proceeds from disposal of property, plant
       and equipment                                               110                 130                 240               1,477
     Other assets                                                   76              (1,800)             (1,724)             (4,812)
     -----------------------------------------------------------------------------------------------------------------------------
                                                                (5,139)           (441,748)           (446,887)            (12,037)

----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents            (4,383)              6,073               1,690              (5,394)

Translation adjustement on cash denominated
  in foreign currencies                                            (84)               (551)               (635)               (301)

Cash and cash equivalents, beginning of period                   4,467                  --               4,467               5,522
----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                $           --      $        5,522      $        5,522      $         (173)
==================================================================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Consolidated Statements of Cash Flows
(In thousands of US dollars)

==========================================================================================
                                                        Three-month         Three-month
                                                        Month ended         period ended
                                                     February 28, 2005   February 28, 2006
------------------------------------------------------------------------------------------
                                                         Unaudited           Unaudited
Cash flows related to operating activities :
     Net loss                                         $      (15,061)       $      (14,298)
     Items not affecting cash :
        Depreciation and amortization                          4,891                 5,693
        Amortization of financial expenses                       647                   636
        Accreted interest on Senior
          Discount Notes                                       2,750                 3,427
        Impairment of goodwill and long-lived                     --                    --
          assets                                                  --                 3,639
        Change in fair value of derivative
          financial instrument                                 4,034                 3,450
        Gain on disposal of property, plant and
          equipment                                               --                   (84)
        Stock-based compensation                                 165                    57
        Deferred income taxes                                  2,718                (3,797)
     Net change in non-cash balances related
       to operations
        Accounts receivable                                   12,451                 7,234
        Income tax receivable                                 (3,195)                  490
        Inventories                                            1,080                (2,738)
        Prepaid expenses                                      (1,175)                  831
        Assets held for sale                                     664                    --
        Accounts payable                                     (11,146)               (4,827)
    --------------------------------------------------------------------------------------
                                                              (1,177)                 (287)
Cash flows related to financing activities :
     Decrease in bank overdraft                               (2,072)                   --
     Proceeds from issuance of long-term debt                110,000                    --
     Repayment of long-term debt                                (120)               (8,884)
     Proceeds from issuance of shares                              1                    --
     Redemption of common shares
       and stock options                                    (105,078)                   --
     Debt issuance cost                                       (3,870)                 (173)
    --------------------------------------------------------------------------------------
                                                              (1,139)               (9,057)
Cash flows related to investing activities :
     Business acquisition                                      2,294                    --
     Additions to property, plant and equipment               (1,630)               (1,128)
     Additions to intangibles assets                              --                  (808)
     Proceeds from disposal of property, plant
       and equipment                                             (65)                  344
     Other assets                                               (611)               (1,687)
    --------------------------------------------------------------------------------------
                                                                 (12)               (3,279)

------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                     (2,328)              (12,623)

Translation adjustement on cash denominated
  in foreign currencies                                         (328)                 (127)

Cash and cash equivalents, beginning of period                 8,178                12,577
------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period              $        5,522        $         (173)
==========================================================================================

================================================================================

                               MAAX HOLDINGS, Inc.
                             SUPPLEMENTAL DISCLOSURE
                            FISCAL YEAR 2006 RESULTS
                                  MAY 30, 2006

================================================================================


Table of Contents ............................................................1

Non GAAP financial measures ..................................................2

Financial highlights .........................................................3

Reconciliation of net income to adjusted EBITDA ..............................5

Long term debt summary .......................................................7

Financial covenant summary ...................................................8


Disclaimer:

PROSPECTIVE FINANCIAL INFORMATION
---------------------------------

This supplemental disclosure of our fiscal year ended February 28, 2006 results contains implicit or explicit forecasts and forward-looking statements about MAAX's objectives, strategies, financial position, operating results and business. These statements are forward-looking in that they are based on management's expectations for the markets in which MAAX does business as well as on various estimates and assumptions. These expectations seemed reasonable as of end of day on May 30, 2006, the date that this information is publicly released. However, actual results could differ materially from these expectations if known or unknown risks affect results or if management's estimates or assumptions prove inaccurate. Accordingly, management cannot guarantee the realization of the forward-looking statements.

--------------------------------------------------------------------------------
                           NON GAAP FINANCIAL MEASURES
--------------------------------------------------------------------------------


The operating results of MAAX account for unusual items affecting the comparability of its results. To measure its performance and that of its business sectors from one period to the next, without the variations caused by special or unusual items, management uses certain measures not consistent with U.S. GAAP such as EBITDA, free cash flow and net debt. These measures have no standardized meaning as prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Accordingly, they should not be considered in isolation.

"EBITDA" is defined as income before income taxes plus interest expense, depreciation, amortization, impairment charge and goodwill impairment. Other companies may define EBITDA differently and, as a result, our measure of EBITDA may not be directly comparable to EBITDA of other companies. Management believes that the presentation of EBITDA and Adjusted EBITDA included in this supplemental disclosure of our fiscal year ended February 28, 2006 results provides useful information to investors regarding our results of operations because such presentation assists in analyzing the operating performance of our business and our ability to service debt. Although we use EBITDA and Adjusted EBITDA as financial measures to assess the performance of our business, the use of EBITDA and Adjusted EBITDA is limited because these measures do not include certain material costs, such as interest and taxes, necessary to operate our business. The presentation of EBITDA and Adjusted EBITDA included in this supplemental disclosure of our fiscal year ended February 28, 2006 results should be considered in addition to, and not as a substitute for, net income in accordance with U.S. GAAP as a measure of performance or net cash provided by operating activities as determined in accordance with U.S. GAAP as a measure of liquidity.

--------------------------------------------------------------------------------
                   FINANCIAL HIGHLIGHTS - MAAX Holdings, Inc.
                              (in millions of US $)
--------------------------------------------------------------------------------

                       Maax           Maax
                     Holdings       Holdings
                     3-months       3-months
                     February       February
                     28, 2006       28, 2005           $              %
                   -----------    ------------    ------------   -------------
Net sales                115.9           112.5             3.4             3.0%

      Bathroom            95.5            92.0             3.5             3.8%
      Cabinetry           10.0             9.5             0.5             5.1%
      Spa                 10.4            11.0            (0.6)           -4.8%

Adjusted EBITDA            6.7             9.7            (3.0)          -31.2%

      Bathroom             8.1            10.6            (2.5)          -23.8%
                           8.4%           11.5%

      Kitchen             (0.9)           (1.4)            0.5           -34.2%
                          -8.9%          -14.3%

      Spas                (0.5)            0.5            (1.0)         -187.9%
                          -4.4%            4.8%

Free Cash flow            (3.7)           (3.5)           (0.2)           -6.2%


Certain comparative figures have been reclassified to conform to the financial statement presentation adopted in the current period.

--------------------------------------------------------------------------------
                   FINANCIAL HIGHLIGHTS - MAAX Holdings, Inc.
                              (in millions of US $)
--------------------------------------------------------------------------------

                        Maax          Maax
                      Holdings      Holdings
                      12-months     12-months
                      February      February
                      28, 2006      28, 2005           $              %
                    -----------   ------------    ------------   -------------

Net sales                 522.8          512.5            10.3             2.0%

      Bathroom            425.2          413.1            12.1             2.9%
      Kitchen              43.7           43.4             0.3             0.7%
      Spas                 53.9           56.0            (2.1)           -3.8%

Adjusted EBITDA            55.7           68.3           (12.6)          -18.5%

      Bathroom             54.2           64.9           (10.7)          -16.6%
                                                          12.7%           15.7%

      Cabinetry             0.5            0.8            (0.3)          -40.7%
                                                           1.1%            1.8%

      Spa                   1.0            2.6            (1.6)          -59.6%
                                                           1.9%            4.6%

Free Cash flow             34.0           16.1            17.9           111.1%

Certain comparative figures have been reclassified to conform to the financial statement presentation adopted in the current period.


--------------------------------------------------------------------------------
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                             (in thousands of US $)
--------------------------------------------------------------------------------

                                            Maax           Maax
                                          Holdings       Holdings
                                          3-months       3-months
                                          February       February
                                          28, 2006       28, 2005           $
                                        -----------    ------------    ------------
Consolidated Net Income                     (14,298)        (15,061)            763

Provision for taxes                          (4,606)            765

Consolidated interest expense                10,959           9,536

Total depreciation and amortization           5,693           4,891

Impairment charge                             3,505              --

Goodwill impairment                             134              --

Reported EBITDA                               1,387             131           1,256

Non Cash Items                                  173           1,626

Non Recurring items                           1,126           4,316

Cash Gains on F/X Contracts                   3,625           2,796

Other items                                     388             873

Adjusted EBITDA                               6,699           9,742          (3,043)


--------------------------------------------------------------------------------
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                             (in thousands of US $)
--------------------------------------------------------------------------------

                                            Maax           Maax
                                          Holdings       Holdings
                                          12-months      12-months
                                          February       February
                                          28, 2006       28, 2005             $
                                        -----------    ------------    ------------
Consolidated Net Income                     (28,167)            (17)        (28,150)

Provision for taxes                          (1,971)          2,731

Consolidated interest expense                42,712          24,730

Total depreciation and amortization          21,152          18,087

Impairment charge                             3,505              --

Goodwill impairment                             134              --

Reported EBITDA                              37,365          45,531          (8,166)

Non Cash Items                                 (154)           (325)

Non Recurring items                           5,410          13,630

Cash Gains on F/X Contracts                  12,331           8,194

Other items                                     733           1,272

Adjusted EBITDA                              55,685          68,302         (12,617)


--------------------------------------------------------------------------------
                             LONG TERM DEBT SUMMARY
                              (in millions of US $)
--------------------------------------------------------------------------------

                                                                                                       Foreign
                                                  June 4,                    Interest                  exchange    Feb. 28
      Debt                                         2004         Additions    accretion   Repayments     impact       2006
--------------------------------------------------------------------------------------------------------------------------
Revolving credit                                    12.0            --           --        (12.0)          --           --

Term loan A                                         96.2            --           --        (33.6)        17.0         79.6

Term loan B                                        115.0            --           --        (14.9)          --        100.1

Senior Subordinated notes                          150.0            --           --            -           --        150.0

Others                                               0.5           1.2           --         (0.4)         0.1          1.4

Total MAAX Corporation                             373.7           1.2           --        (60.9)        17.1        331.1

Cash Balances                                       (4.6)           --           --            -           --          0.2

Net Debt - MAAX Corporation                        369.1            --           --            -           --        331.3

Senior discounted notes - MAAX Holdings, Inc.         --         110.0         15.8            -           --        125.8

Net Debt - MAAX Holdings, Inc.                     369.1         111.2         15.8        (60.9)        17.1        457.1

--------------------------------------------------------------------------------
                           FINANCIAL COVENANT SUMMARY
--------------------------------------------------------------------------------

                                                                   Actual
                                            Required              February
                                             Minimum              28, 2006

Fixed charge coverage ratio                      1.0                  1.17

Interest coverage ratio                          2.0                  2.01

                                             Maximum
Leverage ratio (*)                               6.0                  5.93



* On November 14, 2005, MAAX Corporation obtained an amendment under the Company's senior credit facility with respects to total leverage ratio and the interest coverage ratio until the quarter ending May 31, 2007.